                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           AMERICAN AADVANTAGE FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           AMERICAN AADVANTAGE FUNDS
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

AMERICAN AADVANTAGE BALANCED FUND
AMERICAN AADVANTAGE GROWTH AND INCOME FUND
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
Each a series of the AMERICAN AADVANTAGE FUNDS

AMERICAN AADVANTAGE BALANCED MILEAGE FUND
AMERICAN AADVANTAGE GROWTH AND INCOME MILEAGE FUND
AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND
Each a series of the AMERICAN AADVANTAGE MILEAGE FUNDS

                               February 28, 1996


Dear Shareholder:

The above Funds will be holding a combined special meeting of shareholders on March 26, 1996. A notice of the meeting, proxy statement and proxy card(s) are enclosed.

The proxy statement explains each proposal in detail. Please read it carefully. The proposals are summarized as follows:

     1) Shareholders of the Balanced Fund, the Growth and Income Fund, the Balanced Mileage Fund, the Growth and Income Mileage Fund and their corresponding portfolios will be asked to approve new Investment Advisory Agreements between AMR Investment Services, Inc. ("Manager") and Brandywine Asset Management, Inc. ("Brandywine") and between the Manager and Boatmen's Trust Company.

     2) Shareholders of the International Equity Fund, the International Equity Mileage Fund and their corresponding portfolio will be asked to approve a new Investment Advisory Agreement between the Manager and Rowe Price-Fleming International, Inc.

     3) Shareholders of each Fund will be asked to approve a proposal to permit the Manager (following appropriate approval from the Boards of Trustees of the Funds and their corresponding portfolios) to hire new subadvisers or modify the subadvisory agreements of the Funds and their corresponding portfolios without shareholder approval.

The Funds currently seek their investment objectives by investing all of their investable assets in corresponding portfolios of the AMR Investment Services Trust -- the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") -- which have investment objectives identical to the corresponding Funds.

Each Fund and its Portfolio uses a multi-manager approach to portfolio investing, which means that its assets are allocated to several portfolio managers to provide diversification and to reduce the possible impact of any one subadviser's sub-par performance on the performance of the Fund or Portfolio. Approving these additional subadvisers will increase the Funds' flexibility to add a new subadviser or replace an existing subadviser, should the need arise in the future. The Manager, upon shareholder approval, expects to replace Capital Guardian Trust Company with Brandywine as a subadviser to the Balanced Fund and the Growth and Income Fund.

Pending approval by the Securities and Exchange Commission and by the shareholders of the Funds and the Portfolios, the third proposal would permit each Fund and Portfolio to hire new subadvisers and modify subadvisory agreements without the prior approval of shareholders. By eliminating the need for shareholder approval in these matters, the Funds and the Portfolios would have greater flexibility in choosing subadvisers and they would save the potentially considerable expense and effort involved in holding shareholder meetings and soliciting proxies. There are no assurances, however, that the Securities and Exchange Commission will grant the required approval.

The shareholders also will be asked to authorize the Funds to vote at the meeting of Portfolio investors to be held shortly thereafter and to obtain voting instructions with respect thereto. The Funds will cast their votes on the matters discussed in the enclosed Proxy Statement in the same proportion as the votes cast by the Funds' shareholders at the meeting.

Please vote promptly by signing, dating and returning your Proxy Card(s). Should you have any questions about the proposals, please do not hesitate to contact us. Thank you for your cooperation and support.

                                             Sincerely,

                                             /s/ WILLIAM F. QUINN
                                             -----------------------------------
                                             William F. Quinn
                                             President

If you own shares in more than one Trust, you will receive more than one proxy card. Please be certain to vote each proxy card you receive.

                           AMERICAN AADVANTAGE FUNDS
                       AMERICAN AADVANTAGE MILEAGE FUNDS

              NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS
              --------------------------------------------------

TO THE SHAREHOLDERS OF:
AMERICAN AADVANTAGE BALANCED FUND ("Balanced Fund")
AMERICAN AADVANTAGE GROWTH AND INCOME FUND ("Growth/Income Fund")
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND ("International Fund") Each a series of the AMERICAN AADVANTAGE FUNDS ("AAdvantage Trust")

AMERICAN AADVANTAGE BALANCED MILEAGE FUND ("Balanced Mileage Fund")
AMERICAN AADVANTAGE GROWTH AND INCOME MILEAGE FUND ("Growth/Income Mileage
Fund")
AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND ("International Mileage Fund")
Each a series of the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust")

A combined special meeting of the shareholders of the above-referenced funds ("Funds") will be held on March 26, 1996 at 9:00 a.m. Central Standard Time at the offices of AMR Investment Services, Inc. ("Manager"), 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Room 6E1D-36, for the purposes set forth below.

Under a Hub and Spoke(R)/1/ operating structure, each of the Funds seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust"). As a result, you will be asked to vote twice on each of the following proposals, (once to approve that proposal on behalf of the Funds, and once to approve that proposal on behalf of the AMR Trust).

(1) To authorize the AAdvantage Trust and the Mileage Trust, on behalf of the Funds, to vote at a meeting of the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") of the AMR Trust:

     (a) To approve or disapprove a new Investment Subadvisory Agreement between the Manager and Brandywine Asset Management, Inc. for the Balanced and the Growth and Income Portfolios of the AMR Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

     (b) To approve or disapprove a new Investment Subadvisory Agreement between the Manager and Boatmen's Trust Company for the Balanced and the Growth and Income Portfolios of the AMR Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

     (c) To approve or disapprove a new Investment Subadvisory Agreement between the Manager and Rowe Price-Fleming International, Inc. for the International Equity Portfolio of the AMR Trust (International Fund and International Mileage Fund only); and

     (d) To approve or disapprove a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the Portfolios without interest holder approval (Each Fund);

(2) To approve or disapprove a new Investment Subadvisory Agreement between the Manager and Brandywine Asset Management, Inc. on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust and the Mileage Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

(3) To approve or disapprove a new Investment Subadvisory Agreement between the Manager and Boatmen's Trust Company on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust and the Mileage Trust (Balanced Fund, Growth/Income Fund, Balanced Mileage Fund and Growth/Income Mileage Fund only);

(4) To approve or disapprove a new Investment Subadvisory Agreement between the Manager and Rowe Price-Fleming International, Inc. on behalf of the International Fund of the AAdvantage Trust and the Mileage Trust (International Fund and International Mileage Fund only);

/1/ "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

(5) To approve or disapprove a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the Funds without shareholder approval (Each Fund); and

(6) To transact such other business as may properly come before the meeting or any adjournments thereof.

You will be entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on January 31, 1996. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed form(s) in the enclosed postage paid envelope.

                                            By order of the Board of Trustees,


                                            CLIFFORD J. ALEXANDER
                                            Secretary

February 28, 1996
4333 Amon Carter Boulevard
Fort Worth, Texas  76155

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy form, date and sign the form, and return the form in the envelope provided. If you sign, date and return the proxy form but give no voting instructions, your shares will be voted "FOR" all proposals noticed above. In order to avoid additional expense to the Funds of further solicitation, management requests your cooperation in mailing in your proxy form promptly. Unless proxies are signed by the appropriate persons, they will not be voted.

                           AMERICAN AADVANTAGE FUNDS
                       AMERICAN AADVANTAGE MILEAGE FUNDS

                          4333 Amon Carter Boulevard
                           Fort Worth, Texas  76155

                               ________________

                                PROXY STATEMENT

                   Combined Special Meeting of Shareholders
                         To Be Held on March 26, 1996

                               ________________


This document is a proxy statement for the American AAdvantage Balanced Fund ("Balanced Fund"), the American AAdvantage Growth and Income Fund ("Growth/Income Fund") and the American AAdvantage International Equity Fund ("International Fund"), which constitute three of the eight separate investment portfolios of the American AAdvantage Funds ("AAdvantage Trust"), as well as the American AAdvantage Balanced Mileage Fund ("Balanced Mileage Fund"), the American AAdvantage Growth and Income Mileage Fund ("Growth/Income Mileage Fund"), and the American AAdvantage International Equity Fund ("International Mileage Fund"), which constitute three of the seven separate investment portfolios of the American AAdvantage Mileage Funds ("Mileage Trust"). Each of these funds are referred to herein collectively as the "Funds," or singularly as a "Fund." This proxy statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the AAdvantage Trust ("AAdvantage Board") and the Board of Trustees of the Mileage Trust ("Mileage Board") to be used at the Combined Special Meeting of Shareholders of the Funds and at any adjournments thereof ("Meeting"), to be held at 9:00 a.m. on Tuesday, March 26, 1996, at the offices of AMR Investment Services, Inc. ("Manager"). The Manager serves as manager and administrator to the Funds. Brokers Transaction Services, Inc., located at 7001 Preston Road, Dallas, Texas 75205, serves as underwriter to the AAdvantage Trust and the Mileage Trust. The purpose of the Meeting is set forth in the accompanying Notice.

The Funds currently seek their investment objectives by investing all of their investable assets in corresponding portfolios of the AMR Investment Services Trust ("AMR Trust") -- the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") -- which have investment objectives identical to the corresponding Funds. At a meeting of interest holders of the Portfolios, each Fund will vote its interest in its corresponding portfolio of the AMR Trust in proportion to the votes cast by that Fund's shareholders at the Meeting.
Each Fund will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Because a Fund's votes are proportionate to its percentage interest in its corresponding Portfolio, the majority of a Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted.

This proxy statement and the accompanying proxy will be mailed to shareholders on or about February 28, 1996. The solicitation of proxies will be made by mail, but also may include telephone or oral communications by employees of the Manager, who will not receive any compensation for such solicitation. Boston Financial Data Services, Inc. has been retained by the Manager solely for the purpose of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $4,000. The expenses incurred in connection with preparing these proxy materials will be borne 25% by the AAdvantage Trust, 25% by the Mileage Trust and 50% by the AMR Trust.

A majority of each Fund's shares of beneficial interest outstanding on January 31, 1996 ("Record Date"), represented in person or by proxy, constitutes a quorum and a quorum must be present for the transaction of business with respect to a Fund. If a quorum is not present, or if sufficient votes are not received to approve any of the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present.

The proxies named in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If you give no voting instructions, your shares will be voted in favor of the proposals described in this proxy statement. The proxy card may be revoked by giving another proxy by letter or telegram, revoking your proxy if received by the applicable Fund prior to the meeting or by appearing and voting at the meeting.

As of the Record Date, there were issued and outstanding the following number of shares of each Fund: Balanced Fund, 62,026,340; Growth/Income Fund, 55,303,206; International Fund, 21,032,603; Balanced Mileage Fund, 102,718; Growth/Income Mileage Fund, 212,561; and International Mileage Fund, 134,650. For a list of shareholders who owned of record 5% or more of the shares of a Fund, the AAdvantage Trust or the Mileage Trust as of the Record Date, see Appendix A.

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of the Funds is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE AADVANTAGE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS FREE OF CHARGE BY WRITING TO THE MANAGER AT 4333 AMON CARTER BOULEVARD, MD 5645, FORT WORTH, TEXAS 76155, OR BY CALLING 1-800-423-7526.

Approval of the proposals outlined below with respect to a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund entitled to vote on the particular proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund means the lesser of either (1) the vote of 67% or more of the shares of such Fund present at the meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of such Fund. Approval and implementation of the proposals with respect to any Fund is not conditioned upon approval of these proposals by the shareholders of any other Fund. Summarized below are the proposals the shareholders of each Fund are being asked to consider:

Funds                                     Proposals
-----                                     ---------
Balanced Fund                             1.  To approve a new Subadvisory
Balanced Mileage Fund                         Agreement between the Manager
(collectively, the "Balanced Funds")          and Brandywine Asset Management,
------------------------------------          Inc.
Growth/Income Fund                        2.  To approve a new Subadvisory
Growth/Income Mileage Fund                    Agreement between the Manager
(collectively, the "Growth/                   and Boatmen's Trust Company.
Income Funds")                            3.  To permit the Manager to hire
                                              new subadvisers or to modify
                                              subadvisory agreements without
                                              shareholder approval.

International Fund                        1. To approve a new Subadvisory
International Mileage Fund                   Agreement between the Manager
(collectively, the "International            and Rowe Price-Fleming
Funds")                                      International, Inc.

                                          2. To permit the Manager to hire
                                             new subadvisers or to modify
                                             subadvisory agreements without
                                             shareholder approval.

PROPOSALS 1(a) and 2: APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN THE MANAGER AND BRANDYWINE ASSET MANAGEMENT, INC. [For consideration by shareholders of the Balanced Funds and the Growth/Income Funds only.]

PROPOSALS 1(b) and 3: APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN THE MANAGER AND BOATMEN'S TRUST COMPANY. [For consideration by shareholders of the Balanced Funds and the Growth/Income Funds only.]

The Balanced Funds and the Growth/Income Funds invest all of their investable assets in the Balanced Portfolio and the Growth and Income Portfolio ("Growth/Income Portfolio"), respectively, of the AMR Trust. The investment performance of the Balanced and the Growth/Income Funds directly corresponds with the investment performance of the Balanced and the Growth/Income Portfolios.

Assets of the Balanced and the Growth/Income Funds currently are allocated by the Manager among five investment subadvisers: Barrow Hanley Mewhinney and Strauss, Inc., Capital Guardian Trust Company ("Capital"), GSB Investment Management, Inc., Hotchkis and Wiley and Independence Investment Associates, Inc. (collectively, the "Subadvisers"). The Funds' assets are allocated in this manner to provide diversification and to reduce the possible impact of any one Subadviser's sub-par performance on the performance of a Fund. These Funds propose to add two additional subadvisers: Brandywine Asset Management, Inc. ("Brandywine") and Boatmen's Trust Company ("Boatmen's"). Approving these additional subadvisers will give these Funds the flexibility to add or replace a subadviser, should the need arise in the future. The Manager currently does not intend to allocate any of the Portfolios' assets to Boatmen's.

Each Subadviser has discretion to purchase and sell securities for the segment of portfolio assets allocated to it in accordance with each Fund's investment objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the Subadvisers are subject to general supervision by the Trustees and officers of the Trusts and the Manager, these parties do not evaluate the investment merits of specific securities transactions. The allocation of assets among the Subadvisers can be changed at any time by the Manager. Allocations will vary based upon a variety of factors, including the overall investment performance of each Subadviser, cash flow needs and market conditions. As compensation for its services, each Subadviser is paid a fee by the Manager out of the proceeds of the Manager's management fee.

Consideration by the Boards

At a meeting held on February 15, 1996, the AAdvantage Board, the Mileage Board and the Board of Trustees of the AMR Trust ("AMR Board") (collectively, the "Boards"), including those Trustees who are not parties to any such agreements or "interested persons," as such term is defined in the 1940 Act, of any such party ("Independent Trustees") of each Trust, evaluated the Manager's proposal to add Brandywine and Boatmen's as subadvisers to the Funds. The Boards then approved, subject to the required shareholder approvals described herein, (1) a new investment subadvisory agreement between the Manager and Brandywine (the "Brandywine Agreement") and (2) a new investment subadvisory agreement between the Manager and Boatmen's ("Boatmen's Agreement"), on behalf of each of the Balanced Funds, the Growth/Income Funds and the Balanced and Growth/Income Portfolios. The Boards also approved a proposal to present these new agreements to shareholders for their approval.

In approving the new Brandywine and Boatmen's Agreements, the Boards analyzed the factors they deemed relevant, including the nature, quality and scope of services provided by Brandywine and Boatmen's to investment companies comparable to the Funds. The Boards reviewed the ability of Brandywine and Boatmen's to provide services to the Funds, as well as their personnel, operations, financial condition or any other factor which would affect positively or negatively the provision of those services. The Boards examined the performance of Brandywine and Boatmen's with respect to compliance and regulatory matters. The Boards reviewed Brandywine's and Boatmen's investment performance with respect to accounts deemed comparable to the Balanced and the Growth/Income Funds. The Boards also considered other factors it deemed relevant to Brandywine's and Boatmen's performance as investment subadvisers.

Brandywine Asset Management, Inc.

Brandywine, with its principal office at 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment counseling firm founded in 1986. As of December 31, 1995, Brandywine had assets under management totaling approximately $4.7 billion. For a list of investment companies similar to the Balanced and the Growth/Income Funds advised by Brandywine, including its rate of compensation, see Appendix B.

For its services to the Balanced and Growth/Income Portfolios, the Manager will pay Brandywine an annualized fee equal to .225% and .25%, respectively, of the average daily net assets of each Portfolio actually allocated to Brandywine for management. If Brandywine is approved as a subadviser, it will receive a portion of the assets previously allocated to Capital in the Balanced and Growth/Income Portfolios. The transfer of assets in these Portfolios will not change the Portfolios' or the Funds' current expense ratio.

Fees paid or accrued to the Subadvisers by the Manager on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust for the fiscal year ended October 31, 1995 were $1,646,595 and $1,516,752, respectively. If the Brandywine Agreement had been in effect during this period, assuming that Brandywine was substituted for Capital, the Manager would have paid $1,661,104 and $1,531,156, respectively, on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust. These calculations assume that Brandywine and the remaining Subadvisers managed equal portions of the Funds' assets, and that the Subadvisers received the current blended advisory rate while Brandywine received the fee set forth above. The difference in these amounts is approximately 0.9% and 1.0%, respectively. The Mileage Trust did not begin active operations until November 1, 1995.

To the extent that the assets of the Balanced Funds and the Growth/Income Funds are invested in a corresponding Portfolio of the AMR Trust, Brandywine will not receive a fee under its Agreements with the Manager on behalf of either the AAdvantage Trust or the Mileage Trust. If the Funds no longer invest their assets in a Portfolio, the Manager, on behalf of the applicable Funds, will pay Brandywine an annualized fee at the same rates as set forth above with respect to any assets that Brandywine manages directly at the Fund level.

The names, addresses and principal occupations of the principal executive officer and each director of Brandywine are as follows. Unless otherwise noted, the address of the officer and directors set forth below is 201 North Walnut Street, Wilmington, Delaware 19801.

Name                           Address                   Principal Occupation
----                           -------                   --------------------
W. Anthony Hitschler                                     President
                                                         Director

Frank G. Frey                  FMS Group, Inc.           Director
                               610 Sentry Parkway        President-FMS Group
                               Suite 200
                               Blue Bell, PA  19422

Michael D. Jamison                                       Director
                                                         Managing Director

Francis A. Scotland            BCA Publications Ltd.     Director
                               1002 Sherbrooke St. West  Managing Editor -
                               Suite 1600                Bank Credit Analysts
                               Montreal, Canada H3A 3L6  Publications

Steven S. Smith                                          Director
                                                         Executive Vice
                                                         President

Boatmen's Trust Company

Boatmen's, with its principal office at 100 North Broadway, St. Louis, Missouri 63102, is a professional trust and investment advisory firm founded in 1889 and has been providing investment services since the 1930s. As of December 31, 1995, Boatmen's had discretionary assets under management totaling approximately $45 billion including approximately $5 billion in mutual fund assets. Boatmen's is a wholly-owned subsidiary of Boatmen's Bancshares, Inc. For a list of similar investment companies advised by Boatmen's, including its rate of compensation, see Appendix B.

For its services to the Balanced Portfolio and the Growth/Income Portfolio, the Manager will pay Boatmen's an annualized fee equal to .25% of the average daily net assets of each Portfolio actually allocated to Boatmen's for management. The Manager anticipates that the substitution of Boatmen's for one of the Subadvisers to these Portfolios will not change the Portfolios' or the Funds' current expense ratio.

As noted above, fees paid or accrued to the Subadvisers by the Manager on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust for the fiscal year ended October 31, 1995 were $1,646,595 and $1,516,752, respectively. If the Boatmen's Agreement had been in effect during this period, assuming that Boatmen's was substituted for one of the existing Subadvisers, the Manager would have paid the remaining Subadvisers and Boatmen's $1,675,231 and $1,543,130 on behalf of the Balanced and the Growth/Income Funds of the AAdvantage Trust, respectively. These calculations assume that Boatmen's and the remaining Subadvisers managed equal portions of the Funds' assets and that the Subadvisers received the current blended advisory rate while Boatmen's received the fee set forth above. The difference in each of these amounts is approximately 1.7%.
The Mileage Trust did not begin active operations until November 1, 1995.

To the extent that the assets of the Balanced Funds and the Growth/Income Funds are invested in a corresponding portfolio of the AMR Trust, Boatmen's will not receive a fee under its Agreements with the Manager on behalf of either the AAdvantage Trust or the Mileage Trust. If the Funds no longer invest their assets in the Portfolios, the Manager, on behalf of the applicable Funds, will pay Boatmen's an annualized fee at the same rate as set forth above with respect to any assets that Boatmen's manages directly at the Fund level.

The names, addresses and principal occupations of the principal executive officer and each director of Boatmen's, are as follows. Unless otherwise noted, the address of the officer and directors set forth below is 100 North Broadway, St. Louis, Missouri 63102-4737.

Name                           Address                   Principal Occupation
----                           -------                   --------------------
Howard F. Baer                                           Director
                                                         Retired

Clarence C. Barksdale          7425 Forsyth Blvd.        Director
                               Campus Box 1227           Vice Chairman-
                               St. Louis, MO  63105      Washington University

Gerard D. Blatherwick                                    Director
                                                         Retired

Stephen F. Brauer              11250 Hunter Drive        Director
                               Bridgeton, MO  63044      President-Hunter
                                                         Engineering Company

Mary L. Burke, Ph.D.           175 South Mason Road      Director
                               St. Louis, MO  63141      Head of School-
                                                         Whitfield School

Andrew B. Craig, III           One Boatmen's Plaza       Director
                               St. Louis, MO  63101      Chairman & Chief
                                                         Executive Officer
                                                         Boatmen's Bancshares,
                                                         Inc.

Donald Danforth, Jr.           700 Corporate Park        Director
                               Drive, Suite 330          President-Danforth
                               St. Louis, MO  63105      Agri-Resources, Inc.

Martin E. Galt, III                                      Chairman of the Board,
                                                         President and Chief
                                                         Executive Officer-
                                                         Boatmen's Trust Company

A. William Hager               139 Victor Street         Director
                               St. Louis, MO  63104      Chairman of the Board-
                                                         Hager Hinge Company

Samuel B. Hayes, III           One Boatmen's Plaza       Director
                               St. Louis, MO  63101      President-Boatmen's
                                                         Bancshares, Inc.

Robert E. Kresko               Pierre Laclede Center     Director
                               7701 Forsyth, Suite 680
                               St. Louis, MO  63105

John Peters MacCarthy                                    Director
                                                         Retired

James S. McDonnell, III                                  Director
                                                         Retired

John B. McKinney               One Metropolitan          Director
                               Square, 15th Floor        President and Chief
                               St. Louis, MO  63102      Executive Officer-
                                                         Laclede Steel Company

Reuben M. Morriss, III                                   Director
                                                         Retired

William C. Nelson              10th & Baltimore          Director
                               P.O. Box 419038           Chairman, President
                               Kansas City, MO  64183    and Chief Executive
                                                         Officer
                                                         Boatmen's First
                                                         National Bank of
                                                         Kansas City

Name                           Address                   Principal Occupation
----                           -------                   --------------------
William A. Peck, MD            660 South Euclid Avenue,  Director
                               Box 8106                  Executive Vice
                               St. Louis, MO  63110      Chancellor and Dean
                                                         Washington University
                                                         School of Medicine

W.R. Persons                                             Director
                                                         Retired

Jerry E. Ritter                One Busch Place           Director
                               St. Louis, MO  63118      Executive Vice
                                                         President, Chief
                                                         Financial Officer
                                                         and Administrative
                                                         Officer-Anheuser-
                                                         Busch Companies, Inc.

Louis S. Sachs                 P.O. Box 7104             Director
                               St. Louis, MO  63177      Chairman-Sachs
                                                         Properties, Inc.

Hugh Scott, III                101 South Hanley,         Director
                               Suite 1910                Chairman and Chief
                               St. Louis, MO  63105      Executive Officer-
                                                         Western Diesel
                                                         Services, Inc.

Richard W. Shomaker                                      Director
                                                         Retired

Brice R. Smith, Jr.            13723 Riverport Drive     Director
                               Maryland Heights,         Chairman of the Board-
                               MO  63043                 Sverdrup Corporation

William D. Stamper             7777 Bonhomme,            Director
                               Suite 1006                President-W.D.
                               St. Louis, MO  63105      Stamper Company

Janet M. Weakly                9889 Clayton Road         Director
                               St. Louis, MO  63124      President-Janet McAfee
                                                         Inc. Real Estate

Gordon E. Wells                                          Director
                                                         Retired

Eugene F. Williams, Jr.        515 Olive Street,         Director
                               Suite 1505                Retired
                               St. Louis, MO  63101

Terms of the New Subadvisory Agreements

Each new Agreement, if approved by shareholders, will become effective on or about April 1, 1996 and will continue in effect for an initial term of two years and thereafter from year to year, subject to approval annually by the Boards, including a majority of the Independent Trustees of each Board, or by the vote of the holders of a majority of the outstanding shares of a Fund, or by the holders of a majority of the outstanding interests of a Portfolio, as applicable.

Because a Fund's votes are proportionate to its percentage interest in its corresponding Portfolio, the majority of a Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. Thus, if a majority of interest holders of a Portfolio approve the new Agreements, but a Fund investing in the Portfolio does not, the Agreements will go into effect for the Portfolio and therefore for that Fund. However, should a Fund which has not approved the new Agreement withdraw its investment in the corresponding Portfolio, after withdrawal it will allocate its assets only to the Subadvisers approved by shareholders of that Fund.

The Agreements do not protect Brandywine or Boatmen's against any liability to the Funds, the Portfolios or to their shareholders/interest holders to which they might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or the reckless disregard of their obligations under the proposed Agreements. The Agreements automatically terminate upon assignment, and may be terminated without penalty at any time by the Manager, upon not less than thirty days' nor more than sixty days' written notice, by vote of a majority of the Boards or by vote of the holders of a majority of the outstanding shares of the Funds or by a majority of the interest holders of the Portfolios, as applicable. Brandywine and Boatmen's also may terminate their Agreement without penalty upon sixty days' written notice to the AMR Trust.


             THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE "FOR"
                        PROPOSALS 1(a), 1(b), 2 AND 3.


PROPOSALS 1(c) and 4: APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN THE MANAGER AND ROWE PRICE-FLEMING INTERNATIONAL, INC. [For consideration by shareholders of the International Funds only.]

The International Funds invest all of their investable assets in the International Equity Portfolio ("International Portfolio") of the AMR Trust. The investment performance of the International Funds directly corresponds with the investment performance of the International Portfolio.

Assets of the International Portfolio currently are allocated by the Manager among three investment subadvisers: Hotchkis and Wiley, Morgan Stanley Asset Management Inc. and Templeton Investment Counsel, Inc. (collectively, the "International Subadvisers"). The International Portfolio's assets are allocated in this manner to provide diversification and to reduce the possible impact of any one subadviser's sub-par performance on the performance of the Portfolio. The International Funds propose to add a fourth subadviser, Rowe Price-Fleming International, Inc. ("Fleming"), to give the Funds the flexibility to add a fourth active subadviser or replace an existing International Subadviser, should the need arise in the future. The Manager does not currently intend to allocate any assets of the International Portfolio to Fleming.

Each International Subadviser has discretion to purchase and sell securities for its segment of the International Portfolio's assets in accordance with the Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the International Subadvisers are subject to general supervision by the Trustees and the officers of the Trusts and the Manager, these parties do not evaluate the investment merits of specific securities transactions. The allocation of assets among the International Subadvisers can be changed at any time by the Manager. Allocations will vary based upon a variety of factors, including the overall investment performance of each International Subadviser, the International Portfolio's cash flow needs and market conditions. As compensation for its services, each International Subadviser is paid a fee by the Manager out of the proceeds of the Manager's management fee.

Consideration by the Boards

At a meeting held on February 15, 1996, the Boards, including the Independent Trustees of each Trust, approved, subject to the required shareholder approval described herein, a new investment subadvisory agreement between the Manager and Fleming (the "Fleming Agreement") on behalf of each of the International Funds and the International Portfolio. The Boards also adopted a proposal to present the Fleming Agreement to shareholders for their approval.

In approving the Fleming Agreement, the Boards analyzed the factors they deemed relevant, including the nature, quality and scope of services provided by Fleming to investment companies comparable to the International Portfolio. The Boards reviewed the ability of Fleming to provide its services to the International Portfolio, as well as its personnel, operation, financial condition or any other factor which would affect positively or negatively the providing of those services. The Boards examined the performance of Fleming with respect to compliance and regulatory matters. The Boards reviewed Fleming's investment performance with respect to accounts deemed comparable to the International Portfolio. The Boards also considered other factors it deemed relevant to Fleming's performance as an investment subadviser.

Rowe Price-Fleming International, Inc.

Fleming, with its principal office at 100 East Pratt Street, Baltimore, MD 21202, is a professional international investment management firm founded in 1979. As of December 31, 1995, Fleming had assets under management totaling approximately $22 billion. Fleming is a Maryland corporation with stock held by
T. Rowe Price Associates (50%) and the Fleming Group (50%). For a list of investment companies similar to the International Portfolio advised by Fleming, including Fleming's rate of compensation, see Appendix B.

For its services to the International Portfolio when total assets under Fleming's management are less than $200 million, the Manager will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management reach $200 million but are less than $500 million, the

Manager will pay Fleming an annualized fee equal to 0.50% on all assets. When assets exceed $500 million the Manager will pay Fleming an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, the Manager will pay Fleming an annualized fee of 0.40% on all assets. When assets allocated to Fleming are between $184 million and $200 million, the fee would be higher than if assets were over $200 million. To correct this situation, Fleming will credit the Manager with an adjustment for the difference between the two fee schedules. On a quarterly basis, it is calculated according to the following formula:

    (((Assets Managed by Fleming) - $184 million) / $16 million) x $20,000

Solely for the purpose of determining the applicable percentage rates when calculating Fleming's fees, there are included any other assets or trust assets of American Airlines, Inc. which also are under management by Fleming. The inclusion of such assets can result in lower overall fee rates being applied to the International Portfolio and therefore to the Funds.

The following tables reflect the anticipated effect of these proposals on the operating expenses of the International Funds, based on the expenses of the International Fund and the International Portfolio as of October 31, 1995 and the estimated expenses for the International Mileage Fund, which did not begin active operations until November 1, 1995, for the current fiscal year. Current "Management Fees" include the actual amount of fees paid by the International Portfolio and the International Fund during the past fiscal year. Proposed "Management Fees" restate such information using the fee schedule that would have been applicable if the Fleming Agreement had been in effect during the past fiscal year, assuming that each of the International Subadvisers and Fleming managed equal portions of the Funds' assets and assuming that the International Subadvisers received the current blended advisory rate while Fleming received the fee set forth above.

Current Expenses                       International Fund        International Mileage Fund
----------------               --------------------------------  --------------------------
                               Institutional  PlanAhead   AMR
                                   Class        Class    Class
                               -------------  ---------  -----
Current Management Fees             0.43%        0.43%   0.43%              0.43%
12b-1 Fees                          0.00         0.00    0.00               0.00(1)
Other Expenses                      0.40         0.80    0.11               1.04(2)
                                    ----         ----    ----               ----
Total Operating Expenses            0.83%        1.23%   0.54%              1.47%(3)
Pro Forma Expenses                     International Fund        International Mileage Fund
------------------             --------------------------------  --------------------------
                               Institutional  PlanAhead   AMR
                                   Class        Class    Class
                               -------------  ---------  -----
Proposed Management Fees            0.46%        0.46%   0.46%              0.46%
12b-1 Fees                          0.00         0.00    0.00               0.00(1)
Other Expenses                      0.40         0.80    0.11               1.04(2)
                                    ----         ----    ----               ----
Total Operating Expenses            0.86%        1.26%   0.57%              1.50%(3)

(1) Absent fee waivers, "12b-1 Fees" for the International Mileage Fund would be 0.25%.

(2) "Other Expenses" before fee waivers and reimbursements are estimated to be 1.13% for the International Mileage Fund.

(3) "Total Operating Expenses" before fee waivers and reimbursements are estimated to be 1.81% and 1.84%, respectively, for the International Mileage Fund.

The following illustrates the expenses on a $1,000 investment under the current and proposed pro forma expenses and fees listed above, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                              Existing Fee                          Proposed Fee
                             ---------------------------------------    ----------------------------------------
                             1 Year   3 Years    5 Years    10 Years    1 Year    3 Years    5 Years    10 Years
                             ------   -------    -------    --------    ------    -------    -------    --------
International Fund
------------------
 Institutional Class             $8       $26        $46        $103        $9        $27        $48        $106
 PlanAhead Class                 13        39         68         149        13         40         69         152
 AMR Class                        6        17         30          68         6         18         32          71
International Mileage Fund       15        46         80         176        15         47         82         179
--------------------------

The assumption in this example of a 5% annual return is required by regulations of the Securities and Exchange Commission ("SEC"). THE INFORMATION IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

Fees paid or accrued to the International Subadvisers by the Manager on behalf of the International Fund of the AAdvantage Trust for the fiscal year ended October 31, 1995 were $826,060. If the Fleming Agreement had been in effect during this period, assuming that each of the International Subadvisers and Fleming managed equal portions of the International Fund's assets and also assuming that the International Subadvisers received the current blended advisory rate while Fleming received the fee set forth above, the Manager would have paid the International Subadvisers and Fleming $891,275 on behalf of the International Fund of the AAdvantage Trust. The difference in these amounts is approximately 7.9%. The Mileage Trust did not begin active operations until November 1, 1995.

To the extent that the assets of the International Funds are invested in the International Portfolio, Fleming will not receive a fee under its Agreements with the Manager on behalf of either the AAdvantage Trust or the Mileage Trust. If the International Funds no longer invest their assets in the International Portfolio, the Manager will pay Fleming an annualized fee as set forth above with respect to any assets that Fleming manages directly at the Fund level.

The names, addresses and principal occupations of the principal executive officer and each director of Fleming are as follows. Unless otherwise noted, the address of the officer and directors set forth below is 100 East Pratt Street, Baltimore, MD 21202. The persons below are employed by T. Rowe Price Associates, Inc. except for Messrs. Garrett, Manser, Smith, Strutt and Wade.

Name                           Address                   Principal Occupation
----                           -------                   --------------------
M. David Testa                                           Director and Principal
                                                         Executive Officer

George J. Collins                                        Director

William J. Garrett             25 Copthall Avenue        Director
                               London, EC2R 7DR England  Chairman-Robert Fleming Securities Ltd.;
                                                         Director-Robert Fleming Holdings Ltd.,
                                                         Robert Fleming Investment Trust, Robert
                                                         Fleming Management Services Ltd. and various
                                                         other affiliates of Robert Fleming Holdings.

P. John Manser                 25 Copthall Avenue        Director
                               London, EC2R 7DR England  Chairman-Robert Fleming & Co, Ltd.; Chief
                                                         Executive-Robert Fleming Holdings, Deputy
                                                         Chairman-Robert Fleming Asset Management Ltd.
                                                         and Director of various other affiliates of
                                                         Robert Fleming Holdings, Fleming Investment
                                                         Management Ltd. and Jardine Fleming Group Ltd.
                                                         Director of the UK Securities and Investments
                                                         Board.

James S. Riepe                                           Director

George A. Roche                                          Director

Alan H. Smith                  Jardine Fleming Holdings  Director
                               46th Floor Jardine House  Managing Director-Jardine Fleming Holdings, Ltd.;
                               GPO Box 70                Chairman-Jardine Fleming Investment Management Ltd.,
                               Hong Kong                 Jardine Fleming & Co., Ltd., Jardine Fleming
                                                         Securities Ltd.; Director-Robert Fleming Holdings,
                                                         Robert Fleming, Inc. and various other affiliates of
                                                         Jardine Fleming.

Henry C. T. Strutt             Jardine Fleming Holdings  Director
                               46th Floor Jardine House  Managing Director-Jardine Fleming Holdings, Ltd.;
                               GPO Box 70                Director-Robert Fleming Holdings Ltd.; General Manager-Jardine
                               Hong Kong                 Fleming Holdings Ltd.

Martin G. Wade                                           Director and President

Terms of the Fleming Agreement

The Fleming Agreement, if approved by shareholders, will become effective on or about April 1, 1996 and will continue in effect for an initial term of two years and thereafter from year to year, subject to approval annually by the Boards, including approval by a majority of the Independent Trustees of each Board, or by a vote of a majority of the outstanding shares of each of the International Funds, or by the holders of a majority of the outstanding interests of the International Portfolio, as applicable.

Because each International Fund's votes are proportionate to its percentage interest in the International Portfolio, the majority of the Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of one of the Funds had voted. Thus, if a majority of interest holders of the International Portfolio approve the new Fleming Agreement, but an International Fund does not, the Agreement will go into effect for the Portfolio and therefore for that Fund. However, should a Fund which has not approved the new Fleming Agreement withdraw its investment in the International Portfolio, after withdrawal it will allocate its assets only to the International Subadvisers approved by shareholders of that Fund.

The Fleming Agreement does not protect Fleming against any liability to the International Funds, the International Portfolio or to its shareholders/interest holders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the proposed agreement. The Fleming Agreement automatically terminates upon its assignment, and may be terminated without penalty at any time by the Manager, upon not less than thirty days' nor more than sixty days' written notice, by vote of a majority of the Trustees of the Boards or by vote of a majority of the outstanding securities of each International Fund or by a majority of the interest holders of the International Portfolio. Fleming also may terminate the agreement without penalty upon sixty days' written notice.

             THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                             PROPOSALS 1(c) AND 4.


PROPOSALS 1(d) and 5: APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE MANAGER TO HIRE SUBADVISERS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL. [For consideration by shareholders of all Funds.]

Section 15(a) of the 1940 Act and Rule 18f-2 thereunder require that the shareholders of a Fund and interest holders of a Portfolio approve that Fund's or Portfolio's subadvisory agreements and any amendments thereto. The Funds and the Portfolios have filed an application with the SEC requesting an order exempting them from these provisions ("SEC Order"). This SEC Order would permit the Funds and Portfolios, which utilize a multi-manager approach to portfolio investing, to hire new subadvisers, rehire existing subadvisers whose agreements have been assigned (and, thus, automatically terminated) and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Funds would have greater flexibility in choosing subadvisers and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. The exemptive application was authorized for filing by the Boards, including the Independent Trustees of each Board, on November 15, 1995 and was filed with the SEC on January 29, 1996. In the exemptive application, the Funds and the Portfolios agreed to the following conditions:

(1) The SEC Order will apply solely to the subadvisory agreements between the Manager and the subadvisers and not to the Management Agreement between the Manager and the Funds or the Portfolios;

(2) Before a Fund or Portfolio may rely on the SEC Order, its implementation must be approved by a majority of the Fund's outstanding voting securities or by a majority of the Portfolio's interest holders. With respect to new mutual funds organized by the Manager, proper disclosure regarding the SEC Order will be made in the new funds' prospectuses;

(3) Any Fund relying upon the SEC Order will disclose in its prospectus the existence, substance and effect of the Order;

(4) The Manager will continue to provide management and administrative services to the Funds and Portfolios, and, subject to review and approval of the Boards will: (a) set the Funds' and the Portfolios' overall investment strategies; (b) select subadvisers; (c) allocate portfolio assets among subadvisers; (d) monitor and evaluate the investment performance of the subadvisers, including their compliance with the investment objectives, policies and restrictions of the Funds and the Portfolios; and (e) manage short-term investments of the Funds or Portfolios (except that the International Subadvisers, and not the Manager, will manage short-term investments for the International Funds and the International Portfolio);

(5) A majority of the Boards will be Independent Trustees, and the nomination of new or additional Independent Trustees will be left to the discretion of the then existing Independent Trustees;

(6) No Trust will enter into any subadvisory agreement with a subadviser that is an "affiliated person," as defined in Section 2(a)(3) of the 1940 Act, of the Funds, the Portfolios, or the Manager, other than by reason of serving as a subadviser to one or more of the Funds or the Portfolios, without such agreement (including the compensation to be paid thereunder) being approved by the shareholders of the applicable Fund and/or Portfolio;

(7) No trustee or officer of a Trust or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such trustee or officer) any interest in a subadviser except for: (a) ownership of interests in the Manager or any entity that controls, or is controlled by, or under common control with, the Manager; or (b) ownership of less than 1% of the outstanding securities of any class or equity or debt securities of any publicly traded company that either a subadviser controls, is controlled by, or is under common control with, a subadviser; and

(8) Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change in a subadvisory agreement, the affected Fund and Portfolio will furnish their shareholders all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Fund's or Portfolio's subadvisory agreement. The Fund and Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of a subadviser or the implementation of any material change to the terms of a subadvisory agreement, with an information statement meeting the requirements of the federal proxy rules.

Thus, in accordance with condition (2), shareholder and interest holder approval of this proposed new arrangement is being sought. Even if shareholders of the Funds or interest holders of the Portfolios approve reliance on the SEC Order, this proposal will not be implemented unless the SEC Order is granted. There is no assurance that such an Order will be granted. In addition, the SEC Order could be granted subject to different conditions than those set forth above. If the SEC Order is granted, any new subadvisers added to the Funds and Portfolios or any change in a subadvisory agreement will still require Trustee approval.
In order to approve new subadvisers, the Boards will analyze the factors they deem relevant, including the nature, quality and scope of services provided by a subadviser to investment companies comparable to the Funds. The Boards will review the ability of the subadviser to provide its services to the Funds, as well as its personnel, operation, financial condition or any other factor which would affect the provision of those services. The Boards will examine the performance of the subadviser with respect to compliance and regulatory matters over the past fiscal year. The Boards will review the subadviser's investment performance with respect to accounts deemed comparable. Finally, the Boards will consider other factors deemed relevant to the subadviser's performance as an investment adviser. The Boards believe that this review process provides adequate shareholder protection in the selection of subadvisers.

Because the Funds' votes are proportionate to their percentage interest in their corresponding Portfolio, the majority of a Portfolio's interest holders could approve an action against which a majority of the outstanding voting securities of one of the Funds had voted. Thus, if a majority of interest holders of a Portfolio approve reliance upon the SEC Order, but a Fund investing in the Portfolio does not, the Portfolio may rely upon the SEC Order, thereby affecting the management of the underlying Fund. However, should a Fund that has not approved reliance upon the SEC Order withdraw its investment in its corresponding Portfolio, after withdrawal, that Fund will allocate its assets only among the subadvisers whose most recent investment subadvisory agreement has been approved by its shareholders.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                          "FOR" PROPOSALS 1(d) AND 5.

PORTFOLIO INFORMATION

For the fiscal year ended October 31, 1995, the International Fund paid brokerage commissions of $18,937 to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management which is a subadviser to the International Funds. During that same period, the Balanced Fund paid $18 in brokerage commissions to Sutro & Company, an affiliate of Independence Investment Associates which is a subadviser to the Balanced Fund. These amounts represented 4% of the International Fund's and 0.005% of the Balanced Fund's aggregate brokerage commissions paid during the most recent fiscal year.

SHAREHOLDER PROPOSALS

As a general matter, the Trusts do not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Trusts at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155. In addition, the AAdvantage Trust and the Mileage Trust are each required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.

OTHER BUSINESS

Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

                                       By order of the Board of Trustees,



                                       CLIFFORD J. ALEXANDER
                                       Secretary



February 28, 1996



                  It is important that you execute and return
                         your Proxy Card(s) promptly.

                                                                      APPENDIX A


The following chart is a list of those shareholders who, as of Record Date, owned of record more than 5% of the shares of a Fund.

                                                  Number of Shares   % of Shares
                                                  ----------------   -----------
American AAdvantage Balanced Fund
---------------------------------
AMR Corporation and subsidiary companies and
Employee Benefit Trusts thereof                       42,309,905          68%
 4333 Amon Carter Boulevard
 Fort Worth, Texas 76155
Retirement Advisors of America                        10,137,507          16%
 5005 LBJ Freeway, Suite 1350
 Dallas, TX 75244
Sky Chefs Master Trust                                 6,325,384          10%
 601 Ryan Plaza Drive
 Arlington, Texas 76011

American AAdvantage Growth and Income Fund
------------------------------------------
AMR Corporation and subsidiary companies and
Employee Benefit Trusts thereof                       49,748,131          90%
 4333 Amon Carter Boulevard
 Fort Worth, Texas 76155
Retirement Advisors of America                         2,987,172           5%
 5005 LBJ Freeway, Suite 1350
 Dallas, Texas 75244

American AAdvantage International Equity Fund
---------------------------------------------
AMR Corporation and subsidiary companies and
Employee Benefit Trusts thereof                       18,511,171          88%
 4333 Amon Carter Boulevard
 Fort Worth, Texas 76155
NA Bank & Co.                                          1,087,264           5%
 P.O. Box 2180
 Tulsa, Oklahoma 74192

American AAdvantage Balanced Mileage Fund
-----------------------------------------
Maurice T. & Winifred A. Downing                           8,633           8%
 11 Beacon Street
 Dumont, NJ 07628-1201
Anthony Barrasso                                           5,813           6%
 160 Floral Park St.
 Islip Terrace, NY 11752-1312

American AAdvantage Growth and Income Mileage Fund
--------------------------------------------------
John L. MacArthur                                         13,330           6%
 9129 Westwood Shores
 Fort Worth, TX 76179-3252

American AAdvantage International Equity Mileage Fund
-----------------------------------------------------
John Thorup                                                7,791           6%
 1845 N. Santa Rita
 Tucson, AZ 85719-3562

                                      13

                                                                      APPENDIX B

The following chart is a list of similar investment companies to the funds managed by Boatmen's, Brandywine and Fleming including assets under management as of December 31, 1995:

Fund Name                                 Assets Under Management              Subadviser's Annual Rate of Compensation
---------                                 -----------------------              ----------------------------------------
Boatmen's
---------
Pilot Funds                               $140 Million                         0.75%  (currently waiving 0.25%)

Brandywine
----------
Frank Russell Equity III                  $68 Million                          0.25%

Frank Russell Equity Income Fund          $58 Million                          0.25%

Fleming
-------
T. Rowe Price                             $6,697 Million                       0.35%-Fund Fee
 International Stock Fund                                                      plus Price Group Fee of .34%

T. Rowe Price                             $52 Million                          1.05% (covers investment management and
 International Stock Fund                                                      operation expenses)

American Skandia Trust                    $195 Million                         0.75% of the first $20 million;
 T. Rowe Price International Equity                                            0.60% of the next $30 million;
 Portfolio                                                                     0.50% of assets above $50 million

The Commerce Funds                        $27 Million                          0.75% of the first $20 million
 International Equity Fund                                                     0.60% of the next $30 million
                                                                               0.50% of assets above $50 million

Endeavor Series Trust                     $52 Million                          0.75% of the first $20 million
 T. Rowe Price International Stock                                             0.60% of the next $30 million
 Portfolio                                                                     0.50% of assets above $50 million
                                                                               when net assets exceed $200 million
                                                                               0.50% on all assets

T. Rowe Price/JNL Series Trust            $22 Million                          0.75% of the first $20 million
 International Equity Investment                                               0.60% of the next $30 million
 Series                                                                        0.50% of assets above $50 million
                                                                               and when net assets exceed $200 million
                                                                               0.50% on all assets

Lutheran Brotherhood                      $21 Million                          0.75% of the first $20 million
 Family of Funds-                                                              0.60% of the next $30 million
 World Growth Fund                                                             0.50% of assets above $50 million
                                                                               when net assets exceed $200 million
                                                                               0.50% on all assets

LB Series Fund, Inc.                      0                                    0.75% of the first $20 million
 World Growth Portfolio                   (Start up-Jan 1996)                  0.60% of the next $30 million
                                                                               0.50% of assets above $50 million
                                                                               when net assets exceed $200 million
                                                                               0.50% on all assets
                                                                               (combined with above fund for fee calculation
                                                                                purposes)

                                                                      APPENDIX B


Fund Name                                 Assets Under Management              Subadviser's Annual Rate of Compensation
---------                                 -----------------------              ----------------------------------------
Frank Russell International               $119 Million                         0.75% of the first $20 million
 Securities Fund                                                               0.60% of the next $30 million
                                                                               0.50% of assets above $50 million
                                                                               when net assets exceed $200 million,
                                                                               0.50% on all assets

Frank Russell International Fund          $156 Million                         0.75% of the first $20 million
                                                                               0.60% of the next $30 million
                                                                               0.50% of assets above $50 million
                                                                               when net assets exceed $200 million,
                                                                               0.50% on all assets
                                                                               (combined with above fund for fee calculation
                                                                                purposes)

                                     PROXY

                           AMERICAN AADVANTAGE FUNDS

                       American AAdvantage Balanced Fund
                  American AAdvantage Growth and Income Fund
                 American AAdvantage International Equity Fund

                   Combined Special Meeting of Shareholders
                                March 26, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Janice B. Schwarz, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of each of the above-referenced funds ("Funds") held of record by the undersigned on January 31, 1996, at the meeting of shareholders to be held on March 26, 1996, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matter designated below.

If you are a shareholder in the Plan Ahead Class:

Please date and sign this proxy and return promptly in the enclosed postage-paid envelope to Boston Financial Data Services, Inc. at Proxy Services, P.O. Box 9261, Boston, MA 02205-8524.

If you are a shareholder in the Institutional or AMR Class:

Please sign and date this proxy and return it in the enclosed postage paid envelope to Janice B. Schwarz at American Advantage Funds, P.O. Box 619003, DFW Airport, Texas 75261-9003.

Please indicate your vote by an "X" in the appropriate box below.

1. To authorize the American AAdvantage Funds, on behalf of the Funds, to vote at a meeting of the Balanced, the Growth and Income and the International Equity Portfolios ("Portfolios") of the AMR Investment Services Trust ("AMR Trust") to:

    (a) Approve a new Investment Subadvisory Agreement between the Manager and Brandywine Asset Management, Inc. for the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund only).

               FOR  ______   AGAINST  _______   ABSTAIN  ______


    (b) Approve a new Investment Subadvisory Agreement between the Manager and Boatmen's Trust Company for the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund only).

               FOR  _______   AGAINST  _______   ABSTAIN  ______


    (c) Approve a new Investment Subadvisory Agreement between the Manager and Rowe Price-Fleming International, Inc. for the International Equity Portfolio of the AMR Trust (American AAdvantage International Equity Fund only).

               FOR  _______   AGAINST  _______   ABSTAIN  ______


    (d) Approve a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the Portfolios of the AMR Trust without interest holder approval (Each Fund).

               FOR  _______   AGAINST  _______   ABSTAIN  ______

2. Approve a new Investment Subadvisory Agreement between the Manager and Brandywine Asset Management, Inc. on behalf of the American AAdvantage Balanced Fund and the American AAdvantage Growth and Income Fund (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund
    only).

               FOR  _______   AGAINST  _______   ABSTAIN  ______


3. Approve a new Investment Subadvisory Agreement between the Manager and Boatmen's Trust Company on behalf of the American AAdvantage Balanced Fund and the American AAdvantage Growth and Income Fund (American AAdvantage Balanced Fund and American AAdvantage Growth and Income Fund only).

               FOR  _______   AGAINST  _______   ABSTAIN  ______


4. Approve a new Investment Subadvisory Agreement between the Manager and Rowe Price-Fleming International, Inc. on behalf of the American AAdvantage International Equity Fund (American AAdvantage International Equity Fund only);

               FOR  _______   AGAINST  _______   ABSTAIN  ______


5. Approve a proposal to permit the Manager to hire new subadvisers or modify the subadvisory agreements of the Funds without shareholder approval (Each
    Fund).

               FOR  _______   AGAINST  _______   ABSTAIN  ______



Please be sure to sign and date this Proxy.      ____________________________
                                                  Date

___________________________________________      _____________________________
Shareholder sign here                            Co-owner sign here

                                      -2-